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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-4 (No. 333-103645) of Boston Properties Limited Partnership of our report dated February 28, 2003, except for Notes 16 and 26, as to which the date is May 22, 2003, relating to the financial statements, which appears in this Form 8-K.

/s/ PricewaterhouseCoopers

Boston, Massachusetts
June 13, 2003

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS